UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2017

COPSYNC, INC.
(Exact name of registrant specified in charter)

Delaware	001-37613	98-0513637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16415 Addison Road, Suite 300, Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(972) 865-6192
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2017, the Board of Directors (the "Board") of COPsync, Inc. dismissed Ronald A. Woessner as Chief Executive Officer and terminated his employment. Mr. Woessner did not have an employment agreement and remains a director of the Board. At the same meeting, the Board appointed Mr. Philip J. Anderson as Interim Chief Executive Officer. Mr. Anderson remains as Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPSYNC, Inc.

Dated: March 27, 2017	By:	/s/ Philip J. Anderson
	Name:	Philip J. Anderson
	Title:	Chief Financial Officer &
Interim Chief Executive Officer